UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2007

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number 1-13082

        New York                                     13-3131650

             (State or other jurisdiction of

       I.R.S. Employer

              incorporation or organization)

       Identification Number)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2007, Kenneth Cole Productions, Inc. (“the Company”) received the attached Amendment to the Articles of Incorporation, whereby the Department of State of the State of New York certified the Company’s Certificate of Amendment of the Certificate of Incorporation of Kenneth Cole Productions, Inc to increase the number of authorized shares of Class A Common Stock by 20 million shares.  The Company’s Amendment to the Certificate of Incorporation was authorized by a vote of the Company’s board of directors, and was ratified by the Company’s shareholders at the Annual Meeting of Shareholders on May 16, 2007 and certified by the Department of State of the State of New York on October 15, 2007.

A copy of the amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Certificate of Amendment of the Certificate of Incorporation of Kenneth Cole Productions, Inc. dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

Dated: October 26, 2007

By:       /s/ DAVID P. EDELMAN

Name:  David P. Edelman

Title:    Chief Financial Officer

Exhibit Index

Description

Exhibit No.  99.1

Certificate of Amendment of the Certificate of Incorporation of Kenneth Cole Productions, Inc. dated October 15, 2007

Exhibit 99.1

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

KENNETH COLE PRODUCTIONS, INC.

Under Section 805 of the Business Corporation Law

FIRST

The name of the corporation is Kenneth Cole Productions, Inc.  The name under which the corporation was formed was Kenneth Cole, Inc.

SECOND

The certificate of incorporation of the corporation was filed with the Department of State of the State of New York on September 3, 1982.

THIRD

The amendment effected by this certificate is as follows:

Article 4.A. of the certificate of incorporation relating to the number of shares which the corporation has authority to issue is amended to increase the aggregate number of authorized shares from 30,000,000 shares to 50,000,000 shares and increase the number of authorized shares of Class A Common Stock, par value $.01 per share, from 20,000,000 shares to 40,000,000, as follows:

“4.  A.   Authorized Shares.  The total number of shares of all classes which the Corporation shall have the authority to issue is 50,000,000, consisting of (i) 40,000,000 shares of Class A Common Stock, par value $0.01 per share (hereinafter referred to as the “Class A Common Stock”), (ii) 9,000,000 shares of Class B Common Stock, par value $0.01 per share (hereinafter referred to as the “Class B Common Stock”, the Class A Common Stock and the Class B Common Stock hereinafter collectively referred to as the “Common Stock”), and (iii) 1,000,000 shares of Preferred Stock, par value $1.00 per share (hereinafter referred to as the “Preferred Stock”).

FOURTH

This amendment to the certificate of incorporation of Kenneth Cole Productions, Inc. was authorized by the vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at the corporation’s Annual Meeting of Shareholders on May 16, 2007.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment this 4th day of October, 2007.

/s/ DAVID P EDELMAN

Name:  David P. Edelman

Title:    Chief Financial Officer

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